OPPENHEIMER CASH RESERVES
                  Supplement dated May 20, 1998 to the
                   Prospectus dated November 17, 1997


The Prospectus is changed as follows effective June 1, 1998:

1. The second sentence of the first paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 19 is modified to read as follows:

      However, if Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge may be deducted from the proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

2. A new paragraph entitled "OppenheimerFunds Internet Web Site" is included in the section entitled "Special Investor Services" on page 26 as follows:

      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

May 20, 1998                                                PS0760.006

                          OPPENHEIMER CASH RESERVES
                     Supplement dated May 20, 1998 to the
         Statement of Additional Information dated November 17, 1997


This Supplement to the Statement of Additional Information replaces the Supplement dated February 2, 1998 and changes the Statement of Additional Information as follows:

1. Effective June 1, 1998, the sixth sentence of the second paragraph in the section entitled "How to Exchange Shares" on page 28 is revised to read as follows:

      However, if Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge is imposed on the redeemed shares. (A different holding period may apply to shares purchased prior to June 1, 1998).

2. The section entitled "Dividend Reinvestment in Another Fund" in the section "Dividends, Capital Gains and Taxes" on page 30, is deleted and replaced in its entirety by the following:

      Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "The Oppenheimer Funds" above. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment in shares of the selected fund will be made in the case of Class B or Class C shares at the net asset value per share, and in the case of Class A shares, will be made at the public offering price (i.e. net asset value plus any sales charge that applies) in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund at net asset value.


May 20, 1998                                                PX0760.005